UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
May 14, 2013

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 COMMISSION FILE NUMBER	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4305 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 14, 2013, Frozen Food Express Industries, Inc. (the "Company") held its Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the Company's stockholders through the solicitation of proxies, and the proposals are described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 17, 2013. The results of the stockholder vote are as follows:

Proposal 1 –   Election of Class III Directors:

Director Nominee	For	Withheld	Broker Non-Votes
Stoney M. Stubbs, Jr.	10,085,342	2,599,808	3,104,739
T. Michael O'Connor	8,992,575	3,692,575	3,104,739
Jerry T. Armstrong	10,101,584	2,583,566	3,104,739

Proposal 2 –   Proposal to approve an amendment to the Amended and Restated Frozen Food Express Industries, Inc. 2005 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
8,618,568	4,010,081	56,501	3,104,739

Proposal 3 –   Advisory vote to approve executive compensation:

For	Against	Abstain	Broker Non-Votes
8,820,408	3,770,410	94,332	3,104,739

Proposal 4 –   Ratification of Grant Thornton LLP as the Company's independent registered public accountants:

For	Against	Abstain
14,346,766	342,998	1,100,125

Item 8.01.	Other Events

A meeting of the Registrant's Board of Directors was reconvened after the adjournment of the Annual Meeting, at which time the Board of Directors took the following actions:

Elected the persons named below to their indicated positions as Executive Officers of the Company.  Each person named below was elected to serve until the 2014 annual meeting, or until their successor is named by the Board of Directors.  No other aspect of any Executive Officer's position with the Company has changed, including but not limited to compensation arrangements.
     -S. Russell Stubbs, President and Chief Executive Officer
     -John T. Hickerson, Executive Vice President and Chief Operating Officer
     -John R. McManama, Senior Vice President, Chief Financial Officer and Treasurer
     -Leonard W. Bartholomew, Corporate Secretary
     -Steven D. Stedman, Assistant Secretary

Elected the following positions place the holder thereof either in charge of a principal business unit, division or function or the person holding such offices performs policy-making functions:

President and Chief Executive Officer
Executive Vice President and Chief Operating Officer
Senior Vice President and Chief Financial Officer

Re-elected the following directors to the indicated committees for the ensuing year:
         Compensation Committee
             Brian Blackmarr, Chairman
             W. Mike Baggett
             Kevin K. Kilpatrick
         Audit Committee
             Jerry T. Armstrong, Chairman
             W. Mike Baggett
             Barrett D. Clark
             T. Michael O'Connor
         Nominating Committee
             W. Mike Baggett, Chairman
             Brian Blackmarr
             Barrett D. Clark

   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FROZEN FOOD EXPRESS INDUSTRIES, INC.
Dated: May16, 2013	By:	/s/ John McManama
John McManama Senior Vice President and Chief Financial Officer (Principal Financial Officer)